UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                       of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2007

                         NMS Communications Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                  0-23282                           04-2814586
         (Commission File Number)        (IRS Employer Identification No.)

             100 Crossing Boulevard, Framingham, Massachusetts 01702
               (Address of principal executive offices) (Zip Code)

                                 (508) 271-1000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 28, 2007, William E. Foster notified NMS Communications Corporation (the "Company") of his decision to resign from the Company's Board of Directors in light of personal commitments. His resignation will be effective May 2, 2007, the date of the Company's 2007 Annual Meeting of Stockholders.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   NMS COMMUNICATIONS CORPORATION



Date: April 2, 2007                By:  /s/ ROBERT P. SCHECHTER
                                   =============================================
                                   Name: Robert P. Schechter
                                   Title: President, Chief Executive Officer and
                                          Chairman of the Board of Directors